                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Geoworks Corporation (the Company) on
Form 10-Q for the period ended  September 30, 2003 as filed with the  Securities and Exchange  Commission on the date hereof (the Report), I, Mark E. Schwarz, in my capacity as President and Chief Executive Officer of the Company,  certify to my knowledge,  pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully  complies  with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

/s/ Mark E. Schwarz
--------------------------

Mark E. Schwarz
President and Chief Executive Officer
November 14, 2003